CAPSTONE CHURCH CAPITAL FUND
(“Fund”)

Supplement dated March 28, 2012
To Prospectus and Statement of Additional Information dated January 28, 2012

The disclosure in the Prospectus and Statement of Additional Information dated January 28, 2012 is modified to reflect the following:

The Effect of Recent and Current Market Conditions on the Fund’s Portfolio

In accordance with its investment policies, the Fund’s portfolio as of March 8, 2012,  consisted primarily of church mortgage bonds (86% of the Fund’s  net assets) and church mortgage loans (12% of the Fund’s  net assets).  These securities are issued by U.S. non-profit organizations that have a stated Christian mission, including local churches, denominations and associations, educational institutions, and other Christian mission-related organizations (“Borrowers”).  Church mortgage bonds and church mortgage loans that may be purchased by the Fund are secured by a first trust deed on a Borrower’s real property.  Weakness of the U.S. economy, of the U.S. real estate markets generally and of the church real estate markets, in particular, have had a significant negative effect on the Fund’s performance since 2009.  Many churches in which the Fund is invested undertook campus expansions when their membership was much healthier than it has been subsequently. High unemployment and reduced congregations have combined to cut weekly giving to churches, reducing the ability of these churches to make scheduled principal and interest payments on their bonds and mortgages.  At the same time, declines in real estate values have left churches unable to realize sufficient funds to cover their debts by selling their property.  As a result, many of the religious organizations that issued the bonds and mortgages that comprise the Fund’s portfolio securities have missed sinking fund payments or have delayed or failed to make interest or principal payments. Some of the church properties backing Fund portfolio securities have gone into foreclosure.  Currently, 32% of the Fund’s net assets are experiencing one or more of those problems.  The following table indicates the percentages of the Fund’s net assets in each of these categories as of March 23, 2012:

as of 3/23/2012
Bonds > 60 days late on Sinking Fund contributions	5%
Bonds > 30 days late on interest and/or principal payments not in foreclosure	15%
Mortgages > 30 days late on interest and/or principal payments	4%
Bonds and Mortgages in Foreclosure	8%
Total Non-Performing Assets	32%

These conditions have resulted in declines both in the value and quality of the Fund’s portfolio securities and in the amount of income it receives on those securities.

NAV Per Share as of 9/30/2010	NAV Per Share as of 9/30/2011	NAV Per Share as of 3/23/2012
$23.11	$20.94	$19.44

These conditions have also led to certain increases in expenses and operational changes. Because there is no secondary market for the Fund’s portfolio securities, the Fund rarely has opportunities to sell portfolio securities at a price it deems fair to the Fund.  The lack of reliable market information for security prices has forced the Fund to obtain expensive appraisals of the properties underlying its securities and to incur other extra expenses in connection with valuing its portfolio securities.  In this market environment, the Fund is not raising significant cash through sales of new shares.  It therefore has taken certain steps to reduce pressure for cash.  It has changed from a monthly to a quarterly dividend, to better align dividends with cash flow.  It has also obtained shareholder approval to change its fundamental policy on repurchase offers so that it now makes such repurchase offers annually rather than quarterly.  Despite these changes, the Fund has been forced to use its borrowing authority to raise cash to meet the Fund’s annual repurchase offers, thus incurring interest costs.  In this environment, the Fund does not borrow in order to make investments.

Fund management going forward:  For the foreseeable future, the principal focus of the Fund’s management will be to maximize cash, which is needed to meet the Fund’s expense obligations and the annual repurchase offer.   We will conserve cash payments that come to the Fund from maturing bonds and sales of property (i.e., foreclosures on properties underlying Fund portfolio securities).   This cash will be invested in liquid securities.  When the Fund cannot raise sufficient cash from these methods to satisfy expenses and the annual repurchase offer, it will attempt to borrow.  If the Fund is not successful in borrowing, should the need arise, regulatory or other solutions must be sought that may increase Fund expenses. While current market conditions persist, the Fund expects the Board to set its annual repurchase offers at the minimum 5% level.

Credit quality of new investments: It is premature to discuss credit decisions concerning issuers at this time, as the Fund does not anticipate having cash for new investments in the near term.  When the market for church bonds has improved to the point that the Fund has some cash flow from investors, as well as sufficient cash reserves to meet its obligations in connection with the annual repurchase offer, any criteria for purchase of new investments will be heavily scrutinized by the Fund’s Board.   It is possible that the future market for church-issued securities will be very different from the current one.